SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                               ------------------

                                   Form 8-K/A

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): March 25, 2002

                      POLLUTION RESEARCH AND CONTROL CORP.
               (Exact Name of Registrant as Specified in Charter)

            California                 0-14266              95-2746949
   (State or Other Jurisdiction      (Commission           (IRS Employer
         of Incorporation)           File Number)        Identification No.)

                          9300 Wilshire Ave., Suite 308
                         Beverly Hills, California 90212
                    (Address of Principal Executive Offices)

                                 (310) 248-3655
                         (Registrant's Telephone Number)


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Item 7. FINANCIAL STATEMENTS AND EXHIBITS

          (a)  Financial Statements.

               None.

          (b)  Pro Forma Financial Information.

               Pro forma financial information is set forth at pages F-1 through F-5 of Exhibit 99.1.

          (c)  Exhibits.

               Exhibit 99.1 - Pro forma financial statements.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

May 23, 2002                          POLLUTION RESEARCH AND CONTROL CORP.

                                      By:  /S/ JACQUES TIZABI
                                          -------------------------------------
                                          Jacques Tizabi
                                          President and Chief Executive Officer